EXHIBIT 99.6
JOINT FILING AGREEMENT
In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $0.10 per share, of Cavalier Homes, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.
The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.
This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.
IN WITNESS WHEREOF, the undersigned have executed this Agreement as of February 6, 2009.

Date: February 6, 2009	LEGACY HOUSING, LTD.

	By:	GPLH, LC, its general partner

		By:	/s/ Kenneth E. Shipley

			Name:	Kenneth E. Shipley
			Title:	President

GPLH, LC
By:	/s/ Kenneth E. Shipley
	Name:	Kenneth E. Shipley
	Title:	President

SHIPLEY BROTHERS, LTD.

By:	K-Shipley, LLC, its general partner

	By:	/s/ Kenneth E. Shipley

		Name:	Kenneth E. Shipley
		Title:	President

K-SHIPLEY, LLC
By:	/s/ Kenneth E. Shipley
	Name:	Kenneth E. Shipley
	Title:	President

D-SHIPLEY, LLC
By:	/s/ Douglas M. Shipley
	Name:	Douglas M. Shipley
	Title:	President

B-SHIPLEY, LLC
By:	/s/ Billy J. Shipley
	Name:	Billy J. Shipley
	Title:	President

FEDERAL INVESTORS SERVICING, LTD.

By:	Federal Investors Management, L.C.

	By:	/s/ Kenneth E. Shipley

		Name:	Kenneth E. Shipley
		Title:	President

KENNETH E. SHIPLEY
By:	/s/ Kenneth E. Shipley

CURTIS D. HODGSON
By:	/s/ Curtis D. Hodgson

DOUGLAS K. SHIPLEY
By:	/s/ Douglas K. Shipley

BILLY J. SHIPLEY
By:	/s/ Billy J. Shipley

MICHAEL R. O’CONNOR
By:	/s/ Michael R. O’Connor